BAP ACQUISITION CORP.
	      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
			  20,000,000 shares authorized
NUMBER                                                                SHARES

THIS CERTIFIES that                  SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

						     CUSP  055247 10 0



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE _____________________________BAP ACQUISITION CORP.____________________________

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.
       WITNESS the facsimile seal of the corporation and the facsimile signatures of the duly authorized officers.

Dated:


/s/ Una M. Ricketts                 [SEAL]             /s/ Garfield Ricketts

   Secretary                                                   Chairman


			  Registered and Countersigned
		    OXFORD TRANSFER & REGISTRAR AGENCY, INC.
		1130 S.W. Morrison, Suite 250 Portland, OR 97205

		     by ___________________________________
			       Authorized Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:
TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entities
JT TEN   -  as joint tenants with the right of survivorship and not as tenants
	    in common
UNIF.GIF.MIN ACT--...............Custodian..........................
		     (CUST)                     (Minor)
		   under the Uniform Gifts to Minors Act............
							 (State)
    Additional abbreviations may also be used though not in the above list.



For value received,__________hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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_______________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,_____________________




	       --------------------------------------------------------------
	       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE ON EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.